Exhibit 10.2

AMENDED AND RESTATED SECURITY AGREEMENT

among

MERISANT COMPANY,
as Borrower,

and Each Other Grantor

From Time to Time Party Hereto

and

CREDIT SUISSE
as Collateral Agent

Dated as of May 9, 2007

TABLE OF CONTENTS

ii

SECURITY AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of May 9, 2007, by Merisant Company, a Delaware corporation (the “Borrower”) and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.12 (each a “Grantor” and, collectively, the “Grantors”), in favor of Credit Suisse, as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of May 9, 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Merisant Worldwide, Inc. (“Holdings”), the Lenders and Issuers party thereto, Credit Suisse, as administrative agent for the Lenders and Issuers (in such capacity, the “Administrative Agent”) and as Collateral Agent and Credit Suisse Securities (USA) LLC and Jefferies Finance LLC as co-arrangers, Credit Suisse Securities (USA) LLC, as bookrunner and Jefferies Finance LLC, as documentation agent have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

WHEREAS, a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Collateral Agent;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Collateral Agent and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

ARTICLE I

DEFINED TERMS

Section 1.1             DEFINITIONS.

(a)        Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

(b)        Terms used herein that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“ACCOUNT DEBTOR”
“ACCOUNTS”
“CHATTEL PAPER”
“COMMERCIAL TORT CLAIM”
“COMMODITY ACCOUNT”
“COMMODITY INTERMEDIARY”
“CONTROL”
“DEPOSIT ACCOUNT”
“DOCUMENTS”
“ENTITLEMENT HOLDER”
“ENTITLEMENT ORDER”
“EQUIPMENT”
“FINANCIAL ASSET”
“FIXTURES”
“GENERAL INTANGIBLES”
“GOODS”
“INSTRUMENTS”
“INVENTORY”
“INVESTMENT PROPERTY”
“LETTER-OF-CREDIT RIGHTS”
“PAYMENT INTANGIBLE”
“PROCEEDS”
“PROMISSORY NOTES”
“SECURITY”
“SECURITIES ACCOUNT”
“SECURITIES INTERMEDIARY”
“SECURITY ENTITLEMENT”
“SUPPORTING OBLIGATION”

(c)        The following terms shall have the following meanings:

“Additional Pledged Collateral” means all shares of, limited and/or general partnership interests in, and limited liability company interests in, and all securities convertible into, and warrants, options and other rights to purchase or otherwise acquire, stock of, either (i) any Person that, after the date of this Agreement, as a result of any occurrence, becomes a direct Subsidiary of any Grantor or (ii) any issuer of Pledged Stock, any Partnership or any LLC that is acquired by any Grantor after the date hereof; all certificates or other instruments representing any of the foregoing; all Security Entitlements of any Grantor in respect of any of the foregoing; all additional indebtedness from time to time owed to any Grantor by any obligor on the Pledged Notes and the instruments evidencing such indebtedness; and all interest, cash, instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing.  Additional Pledged Collateral may be General Intangibles or Investment Property.

“Administrative Agent” has the meaning specified in the recitals.

“Agreement” means this Security Agreement.

“Borrower” has the meaning specified in the preamble.

“Cash Collateral Account” means any Deposit Account or Securities Account established by the Collateral Agent as provided in Section 2.3 in which cash and Cash Equivalents may from time to time be on deposit or held therein as provided in Section 5.2 or Section 5.4 of the Credit Agreement.

“Collateral” has the meaning specified in Section 2.1.

“Collateral Agent” has the meaning specified in the preamble.

“Commodity Account Control Agreement”  means a control agreement reasonably satisfactory to the Collateral Agent executed by the relevant Grantor and the Collateral Agent and acknowledged and agreed to by the relevant Commodity Intermediary.

“Control Account” means a Securities Account subject to an effective Securities Account Control Agreement maintained by any Grantor with an Eligible Securities Intermediary, and includes all Financial Assets held therein and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein, or a Commodity Account subject to an effective Commodity Account Control Agreement.

“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office or in any foreign counterparts thereof and (b) the right to obtain all renewals thereof.

“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee granting any right under any Copyright, including the grant of rights to copy, publicly perform, create derivative works, manufacture, distribute, exploit and sell materials derived from any Copyright.

“Credit Agreement” has the meaning specified in the recitals.

“Deposit Account Bank” means a financial institution selected or approved by the Collateral Agent and with respect to which a Grantor has delivered to the Collateral Agent an executed Deposit Account Control Agreement.

“Deposit Account Control Agreement” means a letter agreement, substantially in the form of Annex 1 (with such changes as may be agreed to by the Collateral Agent), executed by the Grantor and the Collateral Agent and acknowledged and agreed to by the relevant Deposit Account Bank.

“Eligible Deposit Account” means a Deposit Account maintained by any Grantor with a Deposit Account Bank which Deposit Account is the subject of an effective Deposit Account Control Agreement, and includes all monies on deposit therein and all certificates and instruments, if any, representing or evidencing such Deposit Account.

“Eligible Securities Intermediary” means a Securities Intermediary or Commodity Intermediary selected or approved by the Collateral Agent and with respect to which a Grantor has delivered to the Collateral Agent an executed Securities Account Control Agreement.

“Grantor” has the meaning specified in the preamble.

“Holdings” has the meaning specified in the recitals.

“Intellectual Property” means, collectively, all rights, priorities and privileges of any Grantor relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks, Trademark Licenses and trade secrets, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Intercompany Note” means any promissory note evidencing loans made by any Grantor to any of its Subsidiaries or another Grantor.

“Joinder Agreement” shall mean a joinder agreement, substantially in the form of Annex 4.

“LLC” means each limited liability company.

“LLC Agreement” means each operating agreement with respect to an LLC, as each agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Material Intellectual Property” means Intellectual Property owned by, licensed to or otherwise used by a Grantor which is material to its business, including those set forth on Schedule 5.

“Participations” has the meaning specified in Section 7.15.

“Partnership” means any general partnership, limited partnership, limited liability partnership or other partnership.

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been and may hereafter be amended, restated, supplemented or otherwise modified.

“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof and all reissues and extensions thereof, (b) all provisional and non-provisional applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.

“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use, import, sell or offer for sale any invention covered in whole or in part by a Patent.

“Pledge Amendment” has the meaning specified in Section 4.4(a).

“Pledged Collateral” means, collectively, the Pledged Notes, the Pledged Equity Collateral, all certificates or other instruments representing or evidencing any of the foregoing, and all Security Entitlements of any Grantor in respect of any of the foregoing whether or not characterized as General Intangibles or Investment Property.

“Pledged Equity Collateral” means, collectively, the Pledged Stock, the Pledged Partnership Interests, the Pledged LLC Interests, any other Investment Property of any Grantor, all certificates or other instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing.

“Pledged LLC Interests” means all of any Grantor’s right, title and interest as a member of any LLC and all of such Grantor’s right, title and interest in, to and under any LLC Agreement to which it is a party, including those set forth on Schedule 2.

“Pledged Notes” means all right, title and interest of any Grantor, in Instruments or Promissory Notes evidencing such indebtedness including all indebtedness for money owed to such Grantor and all other indebtedness described on Schedule 2, issued by the obligors named therein.

“Pledged Partnership Interests” means all right, title and interest of any Grantor in any Partnerships and all right, title and interest of any Grantor in, to and under any Partnership Agreements to which it is a party, including those set forth on Schedule 2.

“Pledged Stock” means the shares of Stock owned by each Grantor, including all shares of Stock listed on Schedule 2; provided, however, that only the outstanding Voting Stock of an Excluded Foreign Subsidiary possessing up to but not exceeding 65% of the voting power of all classes of Stock of such Excluded Foreign Subsidiary entitled to vote shall be deemed to be pledged hereunder.

“Related Contract” means each security agreement, lease and other contract securing or otherwise relating to any Account.

“Secured Obligations” means, (a) in the case of the Borrower, the Obligations, and, (b) in the case of any other Loan Party, the obligations of such Loan Party and each other Loan Party under the Guaranty and the other Loan Documents to which it is a party.

“Securities Account Control Agreement” means a letter agreement, substantially in the form of Annex 2 (with such changes as may be agreed to by the Collateral Agent), executed by the relevant Grantor and the Collateral Agent and acknowledged and agreed to by the relevant Eligible Securities Intermediary.

“Securities Act” means the Securities Act of 1933, as amended.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other indicators of the source of goods and services, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, and (b) the right to obtain all renewals thereof.

“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.

“Trigger Date” has the meaning specified in Section 4.5.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC’ shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions related to such provisions; provided, further, that if the UCC is amended after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of Collateral.

“Vehicles” means all vehicles covered by a certificate of title law of any state.

Section 1.2             Certain Other Terms.

(a)        In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b)        The words “herein,” “hereof,” “hereto” and “hereunder” and similar words refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

(c)        References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d)        The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e)        Where the context requires, provisions relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.

(f)         Any reference in this Agreement to a Loan Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

(g)        The term “including” means “including without limitation” except when used in the computation of time periods.

(h)        The term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

(i)         The terms “Lender,” “Issuer,” “Collateral Agent              ,” “Administrative Agent” and “Secured Party” include their respective successors.

(j)         References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II

GRANT OF SECURITY INTEREST

Section 2.1             Collateral.  For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interest is collectively referred to as the “Collateral”:

(a)        all Accounts;

(b)        all Inventory;

(c)        all Equipment;

(d)        all Goods, including, without limitation, Inventory, Equipment and Fixtures;

(e)        all General Intangibles, including all Payment Intangibles;

(f)         all Investment Property, including all Control Accounts, Securities Accounts and Commodities Accounts;

(g)        all Documents, Instruments, Chattel Paper and Letter-of-Credit Rights;

(h)        all cash and Deposit Accounts (including any Eligible Deposit Accounts);

(i)         all Intellectual Property;

(j)         all Cash Collateral Accounts;

(k)        all Pledged Collateral;

(l)         all Vehicles;

(m)       all Supporting Obligations;

(n)        all Commercial Tort Claims, including those listed on Schedule 7;

(o)        all books and records pertaining to the other property described in this Section 2.1;

(p)        all other personal property of such Grantor whether tangible or intangible wherever located;

(q)        all property of any Grantor held by the Collateral Agent or any other Secured Party, including all property of every description, in the possession or custody of or in transit to Collateral Agent or such Secured Party for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power; and

(r)         to the extent not otherwise included, all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Grantor from time to time with respect to any of the foregoing.

Section 2.2             Grant of Security Interest in Collateral.  Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, mortgages, pledges and hypothecates to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the Collateral of such Grantor.

Section 2.3             Cash Collateral Accounts.  The Collateral Agent may from time to time establish one or more other Deposit Accounts and one or more Securities Accounts with such depositaries and Securities Intermediaries as it, in its sole discretion, shall determine for purposes of Sections 2.4(b), 2.13(f) or 7.3 of the Credit Agreement or otherwise.  Each such account shall be in the name of the Collateral Agent (but may also have words referring to the Borrower and the account’s purpose).  The Grantors agree that each such account shall be under the sole dominion and control of the Collateral Agent and subject to a control agreement substantially in the form of Annex 1 for Deposit Accounts and Annex 2 for Securities Accounts.  The Collateral Agent shall be the Entitlement Holder with respect to each such Securities Account and the only Person authorized to give Entitlement Orders with respect thereto.  Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested in Cash Equivalents at the direction of the Collateral Agent and, except during the continuance of an Event of Default, the Collateral Agent agrees with the Grantor to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; provided, however, that the Collateral Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon.  Neither the Borrower nor any other Loan Party or Person claiming on behalf of or through the Borrower or any other Loan Party shall have any right to demand payment of any of the funds held in any Cash Collateral Account at any time an Event of Default shall have occurred and be continuing.  The Collateral Agent shall apply all funds on deposit in a Cash Collateral Account as provided in the Credit Agreement and, except during the continuance of an Event of Default, agrees to cause any funds remaining on deposit therein after all Obligations then due and payable have been satisfied (other than any funds deposited in accordance with clause (x)(B)(ii) or clause (y)(B)(ii) of Section 2.4(b) of the Credit Agreement) at the written direction of the Borrower.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants to the Collateral Agent and the other Secured Parties that:

Section 3.1             Title; No Other Liens.  Except for the Lien granted to the Collateral Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral (other than the Pledged Stock or the Pledged Notes) under Section 6.3 of the Credit Agreement, such Grantor is the record and beneficial owner of the Collateral pledged by it hereunder free and clear of any and all Liens.  For the avoidance of doubt, it is understood and agreed that such Grantor may, as part of its business, grant licenses to third parties to use Intellectual Property owned or developed by such Grantor.  For purposes of this Agreement and the other Loan Documents, such licensing activity shall not constitute a “Lien” on such Intellectual Property.

Section 3.2             Perfection and Priority.  Upon completion of the filings and other actions specified on Schedule 3 hereto, which, in the case of all filings and other documents referred to on such Schedule, have been delivered to the Collateral Agent in completed and, where required, duly executed form, the security interest granted pursuant to this Agreement constitutes a valid and continuing first priority perfected security interest in favor of the Collateral Agent on behalf of the Secured Parties in the Collateral.  Such security interest is prior to all other Liens on the Collateral except (other than with respect to the Pledged Stock or the Pledged Notes) for Liens which have priority over the Collateral Agent’s Lien as permitted under Section 6.3 of the Credit Agreement.

Section 3.3             State of Incorporation; Chief Executive Office.

(a)        Except as set forth on Schedule 1, within the five-year period preceding the Amendment Closing Date such Grantor has not had, or operated in any jurisdiction under, any trade name, fictitious name or other name other than its legal name.

(b)        On the Amendment Closing Date, such Grantor’s legal name, jurisdiction of organization, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business are specified on Schedule 1.

Section 3.4             Inventory and Equipment.  On the Amendment Closing Date, such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4.

Section 3.5             Pledged Collateral.

(a)        The Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests pledged hereunder by such Grantor and listed on Schedule 2 constitute that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2.

(b)        All of the Pledged Stock, Pledged Partnership Interests and Pledged LLC Interests held by such Grantor as of the Amendment Closing Date are listed on Schedule 2 and have been duly and validly issued and are fully paid and nonassessable.

(c)        The Pledged Notes pledged hereunder by such Grantor, being all of the Pledged Notes held by such Grantor are listed on Schedule 2.

(d)        (i) Each of the Pledged Notes, as to which the Borrower or any Subsidiary is an obligor, constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law); and (ii) to the best knowledge of any Grantor that is a holder thereof, each other Pledged Note constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(e)        All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of certificated securities or Instruments (other than as specified in Section 4.7) has been delivered to the Collateral Agent in accordance with Section 4.4(a).

(f)         All Pledged Collateral held by a Securities Intermediary in a Securities Account is (or, at all times after the Trigger Date specified in Section 4.5, will be) in a Control Account.

(g)        Other than the Pledged Partnership Interests and the Pledged LLC Interests that constitute General Intangibles, there is no Pledged Collateral other than that represented by certificated securities or Instruments in the possession of the Collateral Agent or its bailee or agent or that consisting of Financial Assets that are (or, at all times after the Trigger Date specified in Section 4.5, will be) held in a Control Account.  Each Pledged Partnership Interest and Pledged LLC Interest is not traded on securities exchanges or in securities markets and is not “investment company securities” (as defined in section 8-103(b) of the UCC).  The LLC Agreements or Partnership Agreements, as applicable, pledged hereunder do not provide and shall not be amended to provide, certificates representing such LLC or Partnership interests, as applicable, and does not otherwise provide and shall not be amended otherwise to provide that such interests are securities governed by the UCC.

(h)        No Person other than the Collateral Agent has Control over any Investment Property of such Grantor.

(i)         Each LLC Agreement governing any Pledged LLC Interest and each Partnership Agreement governing any Pledged Partnership Interest provide that, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall be entitled to exercise all of the rights of the Grantor granting the security interest therein, and that a transferee or assignee of a membership interest or partnership interest, as the case may be, of such LLC or Partnership, as the case may be, shall become a member or partner, as the case may be, of such LLC or Partnership, as the case may be, entitled to participate in the management thereof and, upon the transfer of the entire interest of such Grantor, such Grantor ceases to be a member or partner, as the case may be.

(j)         The shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Subsidiary of Holdings or the Borrower owned by such Grantor or, solely in the case of any Voting Stock of any Excluded Foreign Subsidiary, at least 65% of the Voting Stock of such Excluded Foreign Subsidiary.

Section 3.6             Accounts.  No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Collateral Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.4.

Section 3.7             Intellectual Property.

(a)        Schedule 5 is a complete and accurate list of all Material Intellectual Property of such Grantor on the date hereof, separately identifying that which is owned by such Grantor and that which is licensed to such Grantor.  The Material Intellectual Property set forth on Schedule 5 for such Grantor constitutes all of the intellectual property rights necessary for such Grantor to conduct its business as it is currently conducted and contemplated to be conducted.

(b)        Such Grantor is the sole and exclusive owner of the entire right and interest in and to all Intellectual Property on Schedule 5 that is owned by such Grantor.

(c)        On the date hereof, all Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned, opposed or cancelled or otherwise challenged, in whole or in part.  The conduct of business of such Grantor does not infringe the Intellectual Property rights of any other Person and no claim has been asserted or is currently pending or alleging such infringement and to the knowledge of the Grantor, there is no basis for such a claim.

(d)        Except as set forth in Schedule 5, on the Amendment Closing Date, none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(e)        No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity or enforceability of, or such Grantor’s rights in, any Material Intellectual Property.

(f)         No action or proceeding seeking to limit, cancel or question the validity or enforceability of any Material Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein is on the date hereof pending or, to the knowledge of such Grantor, threatened and, to such Grantor’s knowledge, there is no basis for such an action or proceeding.  There are no claims, judgments or settlements to be paid by such Grantor relating to the Material Intellectual Property nor any injunctions issued limiting or barring use of any Material Intellectual Property.

(g)        No action or proceeding seeking to limit, cancel or question the validity of any intellectual property rights of any other Person or such Person’s ownership interest therein is on the date hereof pending or threatened by such Grantor and, to the best of such Grantor’s knowledge, there is no basis for such an action or proceeding.  No claim has been asserted or is currently pending by such Grantor alleging the conduct of any other Person is infringing the Intellectual Property of such Grantor and, to the knowledge of such Grantor, no basis exists for such a claim.

Section 3.8             Deposit Accounts; Securities Accounts; Commodity Accounts; Commercial Tort Claims.  The only Deposit Accounts, Securities Accounts or Commodity Accounts maintained by any Grantor on the Amendment Closing Date are those listed on Schedule 6, which sets forth such information separately for each Grantor.  On the Amendment Closing Date, no Grantor holds any Commercial Tort Claims having a value individually or in the aggregate in excess of $5,000,000 except as specified on Schedule 7.

Section 3.9             Letter-of-Credit Rights.  Such Grantor is not a beneficiary or assignee under any letter of credit other than the letters of credit described on Schedule 8.  Each letter of credit listed on Schedule 8 constitutes a Supporting Obligation for another item of the Collateral.

Section 3.10           Vehicles.  All Vehicles owned by such Grantor are listed on Schedule 9.

ARTICLE IV

COVENANTS

As long as any of the Obligations (other than indemnity or reimbursement obligations not then payable) or the Commitments remain outstanding, unless the Requisite Lenders otherwise consent in writing, each Grantor agrees with the Collateral Agent that:

Section 4.1             Generally.  Such Grantor shall (a) except for the security interest created by this Agreement, not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Liens permitted under Section 6.3 of the Credit Agreement; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Loan Document, any Requirement of Law, any Contractual Obligation, any Related Document or any policy of insurance covering the Collateral; (c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Credit Agreement; (d) except for the Loan Documents, not enter into any agreement or undertaking restricting the right or ability of such Grantor or the Collateral Agent to sell, assign or transfer any of the Collateral except as permitted under the Credit Agreement; and (e) promptly notify the Collateral Agent of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any of the Collateral, other than such agreements or assumptions of undertaking entered into in the ordinary course of business and consistent with past practices.

Section 4.2             Maintenance of Perfected Security Interest; Further Documentation.

(a)        Such Grantor will maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons (other than Persons holding Liens expressly permitted by Section 6.3 of the Credit Agreement).

(b)        Such Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.  At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Securities Account Control Agreements and Deposit Account Control Agreements or otherwise taking any actions necessary to enable the Collateral Agent to obtain Control with respect to any Collateral.

                Section 4.3             Changes in Locations, Name, etc.

(a)        Except upon 15 days’ prior written notice to the Collateral Agent and delivery to the Collateral Agent of (i) all additional executed financing statements and other documents reasonably requested by the Collateral Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 showing any additional location (or change in location) at which Inventory or Equipment shall be kept, such Grantor will not:

(i)    permit any of the Inventory or Equipment having a Fair Market Value of more than $5,000,000 to be kept at a location other than those listed on Schedule 4;

(ii)   change its jurisdiction of incorporation or the location of its chief executive office or sole place of business from that referred to in Section 3.3; or

(iii)  change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

(b)        Such Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.  If requested by the Collateral Agent at any time after the occurrence and during the continuance of an Event of Default, the security interest of the Collateral Agent shall be noted on the certificate of title of each Vehicle.

                Section 4.4             Pledged Collateral.

(a)        Such Grantor will (i) deliver to the Collateral Agent, all certificates or Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (a “Pledge Amendment”) or such other documentation acceptable to the Collateral Agent, and (ii) from and after the Trigger Date, maintain all other Pledged Collateral constituting Investment Property in a Control Account.  Such Grantor authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement.  The Collateral Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any or all of the Pledged Collateral.  The Collateral Agent shall have the right at any time after the occurrence and during the continuance of an Event of Default to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

(b)        Except as provided in Article V, such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Equity Collateral (other than liquidating or distributing dividends).  Any other sums paid upon or in respect of any Pledged Collateral, including any sums paid upon the liquidation or dissolution of any issuer of any of the Pledged Collateral, any distribution of capital made on or in respect of any of the Pledged Equity Collateral or any property distributed upon or with respect to any of the Pledged Equity Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Collateral Agent, be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Secured Obligations.  If any sum of money or property so paid or distributed in respect of any of the Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Collateral Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c)        Except as provided in Article V, such Grantor will be entitled to exercise all voting, consent, corporate partnership or limited liability company rights with respect to the Pledged Equity Collateral.  Notwithstanding the foregoing, such Grantor shall not, without the prior written consent of the Collateral Agent, (a) cast any vote, give any consent, exercise any right or take any other action which would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement, any other Loan Document or any Contractual Obligation or (b) (i) enable or permit any issuer of Pledged Equity Collateral to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any issuer of Pledged Equity Collateral, (ii) sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to the Pledged Equity Collateral or the Proceeds therefrom (except pursuant to a transaction expressly permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any Pledged Equity Collateral or Proceeds thereof, or any interest therein, except for the security interest created by this Agreement, or (iv) enter into any agreement or undertaking restricting the right or ability of the Collateral Agent or (except for the Senior Subordinated Notes Indenture and the Senior Subordinated Discount Notes Indenture) such Grantor to sell, assign or transfer any of the Pledged Equity Collateral or the Proceeds thereof.

(d)        Such Grantor shall not grant to any Person other than the Collateral Agent, and shall not permit any Person other than the Collateral Agent to have, Control over any

Deposit Account or Investment Property, except to the extent permitted under Section 6.3(j) of the Credit Agreement.

(e)        In the case of each Grantor which is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.  In the case of each Grantor which is a partner in a Partnership, such Grantor hereby consents to the extent required by the applicable Partnership Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Partnership Interests in such Partnership and to the transfer of such Pledged Partnership Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted partner in such Partnership with all the rights, powers and duties of a general partner or a limited partner, as the case may be.  In the case of each Grantor which is a member of an LLC, such Grantor hereby consents to the extent required by the applicable LLC Agreement to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged LLC Interests in such LLC and to the transfer of such Pledged LLC Interests to the Collateral Agent or its nominee and to the substitution of the Collateral Agent or its nominee as a substituted member of the LLC with all the rights, powers and duties of a member of the LLC in question.

(f)         Such Grantor will not agree to any amendment of an LLC Agreement or Partnership Agreement that in any way adversely affects the perfection of the security interest of the Collateral Agent in the Pledged Equity Collateral pledged by such Grantor hereunder, including any amendment electing to treat the membership interest or partnership interest of such Grantor as a security under Section 8-103 of the UCC.

Section 4.5             Control Accounts; Eligible Deposit Accounts.  At all times after the date (the “Trigger Date”) that is the earlier of (i) the date 10 Business Days after the written request of the Collateral Agent, or (ii) if on the date of such request an Event of Default has occurred and is continuing, the date of such request:

(a)        Such Grantor will (i) deposit in an Eligible Deposit Account all cash and all Proceeds received by such Grantor, (ii) not establish or maintain any Securities Account or Commodity Account that is not a Control Account and (iii) not establish or maintain any account with any financial or other institution other than a Deposit Account Bank, a Lender or an Affiliate of a Lender; provided, however, that any Grantor may maintain payroll, withholding tax and other fiduciary accounts.

(b)        Such Grantor shall instruct each Account Debtor or other Person obligated to make a payment to such Grantor to make payment, or to continue to make payment, as the case may be, to an Eligible Deposit Account and will deposit in an Eligible Deposit Account all Proceeds received by such Grantor from any other Person immediately upon receipt.

(c)        In the event (i) such Grantor or any Eligible Securities Intermediary, Commodity Intermediary or Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account or an Eligible Deposit Account for any reason, (ii) the Collateral Agent shall demand such termination as a result of the failure of an Eligible Securities Intermediary, Commodity Intermediary or Deposit Account Bank to comply with the terms of the applicable Securities Account Control Agreement , Commodity Account Control Agreement or Deposit Account Control Agreement, or (iii) the Collateral Agent determines in its sole discretion that the financial condition of an Eligible Securities Intermediary or Deposit Account Bank, as the case may be, has materially deteriorated, such Grantor agrees to notify all of its obligors that were making payments to such terminated Control Account or Eligible Deposit Account, as the case may be, to make all future payments to another Control Account or Eligible Deposit Account, as the case may be.

                Section 4.6             Accounts.

(a)        Such Grantor will not, other than in the ordinary course of business consistent with its past practice, (i) grant any extension of the time of payment of any Account, (ii) compromise or settle any Account for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Account, (iv) allow any credit or discount on any Account, or (v) amend, supplement or modify any Account in any manner that could adversely affect the value thereof.

(b)        The Collateral Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and such Grantor shall furnish all such assistance and information as the Collateral Agent may reasonably require in connection therewith.  At any time and from time to time, upon the Collateral Agent’s request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to the Collateral Agent to furnish to the Collateral Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts; provided, however, that unless an Event of Default shall be continuing, the Collateral Agent shall request no more than four such reports during any calendar year.

(c)        Such Grantor will deliver to the Collateral Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

                Section 4.7             Delivery of Instruments and Chattel Paper.  If any amount payable under or in connection with any of the Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper (other than any Instrument or Chattel Paper which, together with any other Instruments or Chattel Paper excluded pursuant to this clause, has an aggregate principal amount not in excess of $100,000), such Grantor shall promptly deliver such Instrument or Chattel Paper to the Collateral Agent, duly indorsed in a manner satisfactory to the Collateral Agent, or, if consented to by the Collateral Agent, shall mark all such Instruments and

Chattel Paper with the following legend:  “This writing and the obligations evidenced or secured hereby are subject to the security interest of Credit Suisse, as Collateral Agent for the Secured Parties”.

                Section 4.8             Intellectual Property.

(a)        Such Grantor (either itself or through licensees) will (i) continue to use each Trademark that is Material Intellectual Property in order to maintain such Trademark in full force and effect with respect to each class of goods for which such Trademark is currently used, free from any claim of abandonment for non-use, (ii) maintain the quality of products and services offered under such Trademark as of the date hereof, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Collateral Agent shall obtain a perfected security interest in such mark pursuant to this Agreement and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any way or destroy or otherwise tarnish the goodwill associated with any Trademark.

(b)        Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent which is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

(c)        Such Grantor (either itself or through licensees) (i) will not (and will not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the Copyrights which is Material Intellectual Property may become invalidated or otherwise impaired and (ii) will not (either itself or through licensees) do any act or omit to do any act whereby any portion of the Copyrights that are Material Intellectual Property may fall into the public domain.

(d)        Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any trade secret which is Material Intellectual Property may become publicly available or otherwise unprotectable.

(e)        Such Grantor (either itself or through licensees) will not do any act that knowingly infringes the intellectual property rights of any other Person.

(f)         Such Grantor will notify the Collateral Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

(g)        Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Collateral Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs.  Upon the request of the Collateral Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(h)        Such Grantor will take all reasonable actions necessary or requested by the Collateral Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of any Copyright, Trademark or Patent that is Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(i)         In the event that any Material Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Collateral Agent promptly after such Grantor learns thereof.  Such Grantor shall take appropriate action in response to such infringement, misappropriation or dilution, as determined in the exercise of reasonable business judgment, including promptly bringing suit for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

(j)         Unless otherwise agreed to by the Collateral Agent, such Grantor will execute and deliver to the Collateral Agent on the Amendment Closing Date for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5, (ii) the United States Patent and Trademark Office a short-form patent security agreement in the form attached hereto as Annex 6 and (iii) the United States Patent and Trademark Office a short-form trademark security agreement in form attached hereto as Annex 7.

Section 4.9             Vehicles.  Upon the request of the Collateral Agent, within 30 days after the date of such request and, with respect to any Vehicles acquired by such Grantor subsequent to the date of any such request, within 30 days after the date of acquisition thereof, such Grantor shall file all applications for certificates of title/ownership indicating the Collateral Agent’s first priority security interest in the Vehicle covered by such certificate, and any other necessary documentation, in each office in each jurisdiction which the Collateral Agent shall reasonably deem advisable to perfect its security interests in the Vehicles.

Section 4.10           Payment of Obligations.  Such Grantor will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all lawful governmental claims, taxes, assessments, charges and levies, imposed upon the Collateral or in respect of income and profits therefrom, as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of such Grantor in conformity with GAAP and except to the extent the failure to do so would not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

Section 4.11           Commercial Tort Claims.  If such Grantor shall at any time hold or acquire a Commercial Tort Claim other than or in addition to those set forth on Schedule 7 relating to any of the Collateral and having a value individually or in the aggregate in excess of $5,000,000 (each such Commercial Tort Claim, an “Additional Commercial Tort Claim”), such Grantor shall promptly notify the Collateral Agent in a writing authenticated by such Grantor of the brief details of such Additional Commercial Tort Claim.  Such Grantor shall grant to the Collateral Agent in such writing a security interest in such Additional Commercial Tort Claim and in the Proceeds thereof, all in accordance with and subject to the terms of this Agreement and such writing shall be in form and substance reasonably satisfactory to the Collateral Agent.  Each Grantor hereby agrees to execute and deliver any additional documents or instruments, including any financing statements or amendments to any then existing financing statements, that the Collateral Agent reasonably deems necessary to create, perfect and protect the Collateral Agent’s Lien on and security interest in such Additional Commercial Tort Claim.

Section 4.12           Letter of Credit Rights.  If any Grantor is at any time a beneficiary of a letter of credit that has a face amount individually or in the aggregate in excess of $250,000 now or hereafter issued in favor of such Grantor, such Grantor shall promptly notify the Collateral Agent in a writing authenticated by such Grantor.  Such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

Section 4.13           Limitations on Dispositions of Collateral.  Such Grantor shall not sell, transfer, lease or otherwise dispose of the Collateral, or attempt, offer or contract to do so except as expressly permitted pursuant to the Credit Agreement.

                Section 4.14           [Acknowledgment and Consent  Subject to Section 6.16 of the Credit Agreement, such Grantors shall cause Merisant Spain to execute and acknowledgement and consent in the form of Annex 8 attached hereto.]

ARTICLE V

REMEDIAL PROVISIONS

                                 Section 5.1           Code and Other Remedies.  Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law.  Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent, on behalf of the Secured Parties, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  The Collateral Agent and any other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released.  Each Grantor further agrees, at the Collateral Agent’s request, to assemble the Collateral and make it available to the Collateral Agent at places which the Collateral Agent shall reasonably select, whether at such Grantor’s premises or elsewhere.  The Collateral Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including Section 9-610 of the UCC, need the Collateral Agent account for the surplus, if any, to any Grantor.  To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Collateral Agent or any other Secured Party arising out of the exercise by them of any rights hereunder.  If any notice of a proposed sale or other disposition of Collateral shall be required by law, each Grantor hereby acknowledges and agrees that such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                                 Section 5.2           Accounts and Payments in Respect of General Intangibles.

(a)        If required by the Collateral Agent at any time upon the occurrence and during the continuance of an Event of Default, any payments of Accounts or payments in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Cash Collateral Account maintained under the sole dominion and control of the Collateral Agent, subject to withdrawal by the Collateral Agent as provided in Section 5.4.  Until so turned over, such payments shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor.  Each such deposit of Proceeds of Accounts and payments in respect of General Intangibles shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

(b)        At the Collateral Agent’s request, upon the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Collateral Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts.

(c)        The Collateral Agent may, without notice, at any time upon the occurrence and during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

(d)        The Collateral Agent in its own name or in the name of others may at any time upon the occurrence and during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Collateral Agent’s satisfaction the existence, amount and terms of any Accounts or amounts due under any General Intangibles.

(e)        Upon the request of the Collateral Agent at any time upon the occurrence and during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or payments in respect of General Intangibles have been collaterally assigned to the Collateral Agent and that payments in respect thereof shall be made directly to the Collateral Agent.  In addition, the Collateral Agent may at any time upon the occurrence and during the continuance of an Event of Default so enforce such Grantor’s rights against Account Debtors and obligors of General Intangibles.

(f)         Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto.  Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by Collateral Agent nor any other Secured Party of any payment relating thereto, nor shall Collateral Agent nor any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                                 Section 5.3           Pledged Collateral.

(a)        Upon the occurrence and during the continuance of an Event of Default, upon notice by the Collateral Agent to the relevant Grantor or Grantors, (i) the Collateral Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement, and (ii) the Collateral Agent or its nominee may exercise (A) all voting, consent, corporate, partnership or limited liability company and other rights pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any issuer of Pledged Securities, the right to deposit and deliver any and all of the Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Collateral Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Collateral Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b)        In order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all such proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Collateral Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person

(including the issuer of such Pledged Collateral or any officer or agent thereof) upon the occurrence and during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c)        Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Collateral Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Pledged Collateral directly to the Collateral Agent for deposit in a Cash Collateral Account or, with the consent of the Collateral Agent, an Eligible Deposit Account.

                                 Section 5.4           Proceeds to be Turned Over to Collateral Agent.  All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral Agent in a Cash Collateral Account maintained under its sole dominion and control.  All Proceeds while held by the Collateral Agent in a Cash Collateral Account (or by such Grantor in trust for the Collateral Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

                                 Section 5.5           Registration Rights.

(a)        If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Equity Collateral pursuant to Section 5.1, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Equity Collateral, or any portion thereof to be registered under the provisions of the Securities Act, the relevant Grantor will cause the issuer thereof to (i) execute and deliver, and cause the directors and officers of such issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Equity Collateral, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity Collateral, or that portion thereof to be sold and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto.  Each Grantor agrees to cause such issuer to comply with the provisions of the securities or “Blue Sky” laws or other comparable law of any jurisdiction which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

(b)        Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Equity Collateral by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise or may determine that a public sale is impracticable or not commercially reasonable and, accordingly, may resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner.  The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Equity Collateral for the period of time necessary to permit the issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such issuer would agree to do so.

(c)        Each Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Collateral pursuant to this Section 5.5 valid and binding and in compliance with any and all other applicable Requirements of Law.  Each Grantor further agrees that a breach of any of the covenants contained in this Section 5.5 will cause irreparable injury to the Collateral Agent and other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.5 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                               Section 5.6              Deficiency.  Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Secured Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent or any other Secured Party to collect such deficiency.

                               Section 5.7              Grant of Intellectual Property License.  If an Event of Default shall occur and be continuing, and for so long as such Event of Default is continuing, each Grantor hereby grants to Collateral Agent an irrevocable, non-exclusive, fully paid-up, worldwide license or (for third party rights) sublicense, to use, license or sublicense any of the Intellectual Property now or hereafter owned, licensed in (to the fullest extent permitted by such license), held for use or acquired by such Grantor (and subject to the applicable terms and conditions governing such Grantor’s rights in and to such Intellectual Property at the time of the Event of Default), for the purpose of enabling the Collateral Agent to exercise rights and remedies under Article V hereof at such time as it shall be lawfully entitled to exercise such rights and remedies, and for no other purpose; subject to (i) the maintenance of quality control standards with respect to all goods and services sold under any licensed Trademarks substantially consistent with those in effect immediately prior to the Event of Default in order to maintain the validity and enforceability of such Trademarks and (ii) exclusive licenses granted by such Grantor prior to the Event of Default to the extent such licenses conflict at the time of the Event of Default with the granting of other licenses in and to the same Intellectual Property.  Such license or sublicense to the

Collateral Agent shall include access to all media in which any of the applicable Intellectual Property may be recorded, processed or stored and all computer programs related thereto.

ARTICLE VI

THE COLLATERAL AGENT

                               Section 6.1              Collateral Agent’s Appointment as Attorney-In-Fact.

(a)        Each Grantor hereby irrevocably constitutes and appoints the Collateral Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Collateral Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

(i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Collateral Agent for the purpose of collecting any and all such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

(ii)   in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

(iii)  pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or pay or discharge any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv)  execute, in connection with any sale provided for in Section 5.1 or Section 5.5, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

(v)   (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Collateral Agent or as the Collateral Agent shall direct; (B) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Collateral Agent may deem appropriate; (G) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine, including without limitation the execution and filing of any documents necessary to effectuate and/or record such assignment; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and do, at the Collateral Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Collateral Agent deems necessary or advisable to protect, preserve or realize upon the Collateral and the Collateral Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

(vi)  Anything in this Section 6.1(a) to the contrary notwithstanding, the Collateral Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 6.1(a) unless an Event of Default shall be continuing.

(b)        If any Grantor fails to perform or comply with any of its agreements contained herein, the Collateral Agent, at its option, but without any obligation so to do, upon the occurrence and during the continuance of an Event of Default may perform or comply, or otherwise cause performance or compliance, with such agreement and shall notify such Grantor of any such performance or compliance.

(c)        The expenses of the Collateral Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Revolving Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Collateral Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Collateral Agent on demand.

(d)        Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.  All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2             Duty of Collateral Agent.  The Collateral Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Collateral Agent deals with similar property for its own account.  Neither the Collateral Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.  The powers conferred on the Collateral Agent hereunder are solely to protect the Collateral Agent’s interest in the Collateral and shall not impose any duty upon the Collateral Agent or any other Secured Party to exercise any such powers.  The Collateral Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3             Authority to File Financing Statements.  Each Grantor authorizes the Collateral Agent or its representatives to file or record financing statements (including continuation statements in respect thereof) containing a description of the Collateral granted hereunder as “all assets” or “all personal property, whether now existing or hereafter acquired, and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Collateral Agent reasonably determines appropriate to perfect the security interests of the Collateral Agent under this Agreement.  A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4             Authority of Collateral Agent.  Each Grantor acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Grantors, the Collateral Agent shall be conclusively presumed to be acting as agent for the Collateral Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

ARTICLE VII

MISCELLANEOUS

Section 7.1             Amendments in Writing.  Other than in connection with the execution and delivery of a Joinder Agreement in the form of Annex 4 relating to the addition of Grantors, none of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

Section 7.2             Notices.  All notices, requests and demands to or upon the Collateral Agent or any Grantor hereunder shall be effected in the manner provided for in Section 9.8 of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor other than the Borrower shall be addressed to such Grantor in care of the Borrower at the Borrower’s notice address set forth in such Section 9.8.

Section 7.3             No Waiver by Course of Conduct; Cumulative Remedies.  Neither the Collateral Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default.  No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Collateral Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent or such other Secured Party would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4             Successors and Assigns.  This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Collateral Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Collateral Agent.

Section 7.5             Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission (pdf) shall be as effective as delivery of a manually executed counterpart hereof.

Section 7.6             Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 7.7             Section Headings.  The Article and Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.8             Entire Agreement.  This Agreement together with the other Loan Documents represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 7.9             Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, INCLUDING THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEABILITY HEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.10           Submission to Jurisdiction; Service of Process.  Each Grantor hereby irrevocably and unconditionally:

(a)        submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York sitting in New York County, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b)        consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)        agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any Grantor at its address specified in Section 7.2 ; and

(d)        agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

Section 7.11           Waiver of Jury Trial.  EACH GRANTOR AND THE COLLATERAL AGENT IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

Section 7.12           Additional Grantors.  If, pursuant to Section 5.10 of the Credit Agreement, Holdings or the Borrower shall be required to cause any Subsidiary of Holdings or the Borrower that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Collateral Agent a Joinder Agreement in the form of Annex 4 and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Amendment Closing Date.

Section 7.13           Release of Collateral.

(a)        At the time provided in Section 8.7(b)(i) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Collateral Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the applicable Grantor.  At the request and sole expense of any Grantor following any such termination, the Collateral Agent shall promptly deliver to such Grantor any Collateral of such Grantor held by the Collateral Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b)        If any of the Collateral shall be sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement or if any Collateral is otherwise permitted to be released pursuant to Section 8.7(b) of the Credit Agreement, the Collateral so sold or disposed of shall be released from the Lien created hereby to the extent provided in Section 8.7(b)(ii) or (iii) of the Credit Agreement and, in connection therewith, the Collateral Agent, at the request and sole expense of the Borrower, shall promptly execute and deliver to the Borrower all releases or other documents reasonably necessary or desirable for the release of the Lien created hereby on such Collateral.  At the request and sole expense of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the capital stock of such Grantor shall be so sold or disposed to a Person other than an Included Subsidiary in a transaction permitted by Article 6 of the Credit Agreement; provided, however, that the Borrower shall have delivered to the Collateral Agent, at least five Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by a Responsible Officer of the Borrower stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

Section 7.14           Reinstatement.  Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any

Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

Section 7.15           Enforcement of Liens on Collateral Located in Spain.  With respect to the security interest granted by MFH in the participations in Merisant Spain listed on Schedule 2 (the “Participations”) under this Agreement, it is agreed by the Grantors and the Collateral Agent that in addition to all other rights and remedies granted to the Collateral Agent in this Agreement, the Collateral Agent may, upon the execution of the Deed of Pledge and the registry of the lien on the records of Merisant Spain, enforce its Lien on the Participations via notarial foreclosure in Spain.  Further, the Grantors agree, and MFH shall instruct Merisant Spain, that none of the Grantors or Merisant Spain shall object to the Collateral Agent enforcing its Lien on the Participations via notarial foreclosure in Spain.  In the event the Collateral Agent enforces its Lien on the Participations via notarial foreclosure in Spain, the Collateral Agent may, but need not, present this Agreement to a notary or other public official to the extent necessary to enforce the Lien on the Participations.

IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

MERISANT COMPANY,
a Delaware corporation
MERISANT WORLDWIDE, INC.,
a Delaware corporation
MERISANT FOREIGN HOLDINGS I, INC.
a Delaware corporation
MERISANT US, INC.,
a Delaware corporation
WHOLE EARTH SWEETENER COMPANY LLC,
a Delaware limited liability company

		By:	/s/ Diana S. Ferguson
Name: Diana S. Ferguson
Title: Chief Financial Officer

ACCEPTED AND AGREED:

CREDIT SUISSE, Cayman Islands Branch as Collateral Agent

By:	/s/ Vanessa Gomez
Name: Vanessa Gomez
Title: Vice President

By:	/s/ James Neira
Name: James Neira
Title: Associate

Annex 1 to
Amended and Restated Security Agreement

[Date]

[Deposit Account Bank]

[Address]

Ladies and Gentlemen:

Reference is made to account no. [                            ] maintained with you (the “Bank”) by [                            ] (the “Company”) into which funds are deposited from time to time (the “Account”).  The Company has entered into an Amended and Restated Credit Agreement, dated as of                             , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Merisant Company, Merisant Worldwide, Inc., the Lenders and Issuers party thereto, Credit Suisse, as administrative agent for the Lenders and Issuers and as collateral agent for the Lenders and Issuers (in such capacity, the “Collateral Agent”), Credit Suisse Securities (USA) LLC and Jefferies Finance LLC as co-arrangers, Credit Suisse Securities (USA) LLC, as bookrunner and Jefferies Finance LLC, as documentation agent.

Pursuant to the Credit Agreement and related documents, the Company has granted to the Collateral Agent, for the benefit of the Secured Parties, as defined in the Credit Agreement, a security interest in certain property of the Company, including, among other things, accounts, inventory, equipment, instruments, general intangibles and all proceeds thereof (the “Collateral”).  Payments with respect to the Collateral are or hereafter may be made to the Account.

The Company hereby transfers to the Collateral Agent exclusive control of the Account and all funds and other property on deposit therein.  By your execution of this letter agreement, you (i) agree that you will comply with instructions originated by the Collateral Agent directing disposition of the funds and other property on deposit in the Account without further consent of the Company and (ii) acknowledge that the Collateral Agent now has exclusive control of the Account, that all funds in the Account shall be transferred to the Collateral Agent as provided herein, that the Account is being maintained by you for the benefit of the Collateral Agent and that all amounts and other property therein are held by you as custodian for the Collateral Agent.

Except as provided in paragraph (d) below, the Account shall not be subject to deduction, set-off, banker’s lien, counterclaim, defense, recoupment or any other right in favor of

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any person or entity other than the Collateral Agent.  By your execution of this letter agreement you also acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Account and have not executed any agreements with third parties concerning the disposition of funds in the Account.  You agree with the Collateral Agent as follows:

(a)           Notwithstanding anything to the contrary or any other agreement relating to the Account, the Account is and will be maintained for the benefit of the Collateral Agent, will be entitled “                                  [name of Company] Account” and will be subject to written instructions only from an authorized officer of the Collateral Agent.

(b)           Prior to the delivery to you of a written notice from the Collateral Agent in the form of Exhibit A hereto (a “Blockage Notice”), you are authorized to transfer to the Company, in same day funds, on each Business Day, the entire balance in the Account to the following account:

ABA Number:

Account Name:
Concentration Account

Account Number:
Reference:
Attn:

or to such other account as the Company may from time to time designate in writing.

(c)           From and after the delivery to you of a Blockage Notice, you will transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Agent) to the Agent, in same day funds, on each Business Day, the entire balance in the Account to the following account (the “Collateral Agent Concentration Account”):

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ABA Number:

Account Name:
Concentration Account

Account Number:
Reference:
Attn:

or to such other account as the Collateral Agent may from time to time designate in writing.

(d)           All customary service charges and fees with respect to the Account shall be debited to the Account.  In the event insufficient funds remain in the Account to cover such customary service charges and fees, the Company shall pay and indemnify you for the amounts of such customary service charges and fees.

This letter agreement shall be binding upon and shall inure to the benefit of you, the Company, the Collateral Agent, the Secured Parties referred to in the Credit Agreement and the respective successors, transferees and assigns of any of the foregoing.  This letter agreement may not be modified except upon the mutual consent of the Collateral Agent, the Company and you.  You may terminate the letter agreement only upon 30 days’ prior written notice to the Company and the Collateral Agent.  The Collateral Agent may terminate this letter agreement upon 10 days’ prior written notice to you and the Company.  Upon such termination you shall close the Account and transfer all funds in the Account to the Collateral Agent Concentration Account or as otherwise directed by the Collateral Agent.  After any such termination, you shall nonetheless remain obligated promptly to transfer to the Collateral Agent Concentration Account or as the Collateral Agent may otherwise direct all funds and other property received in respect of the Account.

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier or by electronic transmission (PDF) shall be effective as delivery of a manually executed counterpart of this letter agreement.

This letter agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed by the Collateral Agent, the Company and you.

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THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Upon acceptance of this letter agreement it will be the valid and binding obligation of the Company, the Collateral Agent, and you, in accordance with its terms.

Very truly yours,
[ ].

By:
Name:
Title:

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH,
as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:
Acknowledged and agreed to as of
the date first above written:

[	]

By:
Name:
Title:

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EXHIBIT A
to

Deposit Account Control Agreement

Collateral Agent Blockage Notice

[Deposit Account Bank]

[Address]

Re:      Account No.                                     (the “Account”)

Ladies and Gentlemen:

Reference is made to the Account and that certain Deposit Account Control Agreement dated                              among you, Credit Suisse, as Collateral Agent (the “Collateral Agent”), and [                                                  ] (the “Deposit Account Control Agreement”).  Capitalized terms used herein shall have the meanings given to them in the Deposit Account Control Agreement.

The Collateral Agent hereby notifies you that, from and after the date of this notice, you are hereby directed to transfer (by wire transfer or other method of transfer mutually acceptable to you and the Collateral Agent) to the Agent, in same day funds, on each Business Day, the entire balance in the Account to the Collateral Agent Concentration Account specified in paragraph (c) of the Deposit Account Control Agreement or to such other account as the Collateral Agent may from time to time designate in writing.

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Very truly yours,

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

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Annex 2 to
Amended and Restated Security Agreement

[Name and Address of Eligible Securities Intermediary]

[Date]

Ladies and Gentlemen:

The undersigned                                    (the “Pledgor”) together with certain of its affiliates are party to an Amended and Restated Security Agreement dated                        , 2007 in favor of Credit Suisse, as agent for the Secured Parties referred to therein (the “Pledgee” and such agreement, as it may be amended, restated, or otherwise modified from time to time, the “Amended and Restated Security Agreement”) pursuant to which a security interest is granted by the Pledgor in all present and future Assets (hereinafter defined) in Account No.                                    of the Pledgor (the “Pledge”).

In connection therewith, the Pledgor hereby instructs you (the “Eligible Securities Intermediary”) to:

1.                                       Maintain the Account, as “                                       Control Account”;

2.                                       Hold in the Account the assets, including all financial assets, securities, security entitlements and all other property and rights now or hereafter received in such Account (collectively the “Assets”), including without limitation those assets listed in Exhibit A attached hereto and made a part hereof;

3.                                       Provide to the Pledgee, with a duplicate copy to the Pledgor, a monthly statement of Assets and a confirmation statement of each transaction effected in the Account after such transaction is effected; and

4.                                       Honor only the instructions or entitlement orders in regard to or in connection with the Account given by an Authorized Officer of the Pledgee, except that until such time as the Pledgee gives a written notice to the Eligible Securities Intermediary that the Pledgor’s rights under this sentence have been terminated (on which notice the Eligible Securities Intermediary may rely exclusively), the Pledgor acting through an Authorized Officer may (a) exercise any voting rights that it may have with respect to any of the Assets, (b) give instructions to enter into purchase or sale transactions in the Account and (c) withdraw and receive for its own use all regularly scheduled interest and dividends paid with respect to the

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                                                Assets and all cash proceeds of any sale of Assets (“Permitted Withdrawals”); provided, however, that unless the Pledgee has consented to the specific transaction, the Pledgor shall not instruct the Eligible Securities Intermediary to deliver and, except as may be required by law or by court order, the Eligible Securities Intermediary shall not deliver, cash and/or securities, or proceeds from the sale of, or distributions on, such securities out of the Account to the Pledgor or to any other person or entity other than Permitted Withdrawals.

By its signature below, the Eligible Securities Intermediary agrees to comply with the entitlement orders and instructions of an Authorized Officer of the Pledgee (including without limitation any instructions with respect to sales, trades, transfers and withdrawals of cash or other of the Assets) without the consent of the Pledgor or any other person (it being understood and agreed by the Pledgor that the Eligible Securities Intermediary shall have no duty or obligation whatsoever of any kind or character to have knowledge of the terms of the Amended and Restated Security Agreement or to determine whether or not an event of default exists thereunder).  The Pledgor hereby agrees to indemnify and hold harmless the Eligible Securities Intermediary, its affiliates, officers and employees from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including any and all court costs and reasonable attorney’s fees, that may result by reason of the Eligible Securities Intermediary complying with such instructions of the Pledgee.  In the event that the Eligible Securities Intermediary is sued or becomes involved in litigation as a result of complying with the above stated written instructions, the Pledgor and the Pledgee agree that the Eligible Securities Intermediary shall be entitled to charge all costs and fees it incurs in connection with such litigation to the Assets in the Account and withdraw such sums as the costs and charges accrue.

The Authorized Officer of the Pledgee who shall give oral instructions hereunder shall confirm the same in writing to the Eligible Securities Intermediary within five days after such oral instructions are given.

For the purpose of this Agreement, the term “Authorized Officer of Pledgor” shall refer in the singular to                                    or                                    (each of whom is, on the date hereof, an officer or director of the Pledgor) and “Authorized Officer of Pledgee” shall refer in the singular to any Person who is a vice president or managing director of the Pledgee.  In the event that the Pledgor shall find it advisable to designate a replacement of any of its Authorized Officers, written notice of any such replacement shall be given to the Eligible Securities Intermediary and the Pledgee.

Except with respect to the obligations and duties as set forth herein, this Agreement shall not impose or create any obligations or duties upon the Eligible Securities Intermediary greater than or in addition to the customary and usual obligations and duties of the Eligible Securities Intermediary to the Pledgor.

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As long as the Assets are pledged to the Pledgee: (i) the Eligible Securities Intermediary will not invade the Assets to cover margin debits or calls in any other accounts of the Pledgor and (ii) the Eligible Securities Intermediary agrees that, except for liens resulting from customary commissions, fees, or charges based upon transactions in the Account, it subordinates in favor of the Pledgee any security interest, lien or right of setoff the Eligible Securities Intermediary may have.  The Eligible Securities Intermediary acknowledges that it has not received notice of any other security interest in the Account or the Assets.  In the event any such notice is received, the Eligible Securities Intermediary will promptly notify the Pledgee.  The Pledgor herein represents that the Assets are free and clear of any lien or encumbrances and agrees that, with the exception of the security interest granted to the Pledgee, no lien or encumbrance will be placed by it on the Assets without the express written consent of both the Pledgee and the Eligible Securities Intermediary.

THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS AND IT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, AND THE LAW OF THE ELIGIBLE SECURITIES INTERMEDIARY’S JURISDICTION FOR THE PURPOSES OF SECTION 8-110 OF THE UCC SHALL BE, THE LAW OF THE STATE OF NEW YORK.

The Eligible Securities Intermediary will treat all property at any time held by the Eligible Securities Intermediary in the Account as financial assets within the meaning of the Uniform Commercial Code.  The Eligible Securities Intermediary acknowledges that this Agreement constitutes written notification to the Eligible Securities Intermediary, pursuant to the Uniform Commercial Code and any applicable federal regulations for the Federal Reserve Book Entry System, of the Pledgee’s security interest in the Assets.  The Pledgor, Pledgee and Eligible Securities Intermediary are entering into this Agreement to provide for the Pledgee’s control of the Assets and to confirm the first and exclusive priority of the Pledgee’s security interest in the Assets.  The Eligible Securities Intermediary agrees to promptly make and thereafter maintain all necessary entries or notations in its books and records to reflect the Pledgee’s security interest in the Assets.

If any term or provision of this Agreement is determined to be invalid or unenforceable, the remainder of this Agreement shall be construed in all respects as if the invalid or unenforceable term or provision were omitted.  This Agreement may not be altered or amended in any manner without the express written consent of the Pledgor, the Pledgee and the Eligible Securities Intermediary.  This Agreement may be executed in any number of counterparts, all of which shall constitute one original agreement.

This Agreement may be terminated by the Eligible Securities Intermediary upon 30 day’s prior written notice to the Pledgor and the Pledgee.  Upon expiration of such 30-day period, the Eligible Securities Intermediary shall be under no further obligation except to hold the Assets in accordance with the terms of this Agreement, pending receipt of written

3

instructions from the Pledgor and the Pledgee, jointly, regarding the further disposition of the pledged Assets.

The Pledgor acknowledges that this Agreement supplements any existing agreements of the Pledgor with the Eligible Securities Intermediary and, except as expressly provided herein, is in no way intended to abridge any rights that the Eligible Securities Intermediary might otherwise have.

4

IN WITNESS WHEREOF, the Pledgor and the Pledgee have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

[PLEDGOR]

By:
Name:
Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND AGREED:

[Eligible Financial Intermediary]

By:
Name:
Title:

5

EXHIBIT A

Pledged Collateral Account Number:

ASSETS

6

Annex 3 to
Amended and Restated Security Agreement

PLEDGE AMENDMENT

This PLEDGE AMENDMENT, dated as of                        ,               , is delivered pursuant to Section 4.4(e) of the Amended and Restated Security Agreement dated                            , 2007 by Merisant Company (the “Borrower”), Merisant Worldwide, Inc., the [undersigned Grantor and the other] Subsidiaries of the Borrower from time to time party thereto as Grantors in favor of Credit Suisse, as agent for the Secured Parties referred to therein (as it may be amended, restated, or otherwise modified from time to time, the “Amended and Restated Security Agreement”) and the undersigned hereby agrees that this Pledge Amendment may be attached to the Amended and Restated Security Agreement and that the Pledged Collateral listed on this Pledge Amendment shall be and become part of the Collateral referred to in the Amended and Restated Security Agreement and shall secure all Secured Obligations of the undersigned.  Capitalized terms used herein but not defined herein are used herein with the meanings given them in the Amended and Restated Security Agreement.

[GRANTOR]

By:
Name:
Title:

Issuer	Class	Certificate Nos.	Par Value	Number of Shares, Units or Interests

Issuer	Description of Debt	Certificate Nos.	Final Maturity	Principal Amount

1

ACKNOWLEDGED AND AGREED as of the date of this Pledge Amendment first above written.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

2

Annex 4 to
Amended and Restated Security Agreement

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of                        ,              , is delivered pursuant to Section 7.12 of the Amended and Restated Security Agreement dated as of                         , 2007 by Merisant Company (the “Borrower”), Merisant Worldwide, Inc., and the Subsidiaries of the Borrower listed on the signature pages thereof in favor of Credit Suisse, as agent for the Secured Parties referred to therein (as it may be amended, restated, or otherwise modified from time to time, the “Amended and Restated Security Agreement”).  Capitalized terms used herein but not defined herein are used with the meanings given them in the Amended and Restated Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 7.12 of the Amended and Restated Security Agreement, hereby becomes a party to the Amended and Restated Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby grants to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of the undersigned, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent and grants to the Collateral Agent a Lien on and security interest in, all of its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Grantor thereunder.

The information set forth in Annex 1-A is hereby added to the information set forth in Schedules 1 through 5 to the Amended and Restated Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Article III of the Amended and Restated Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

[SIGNATURE PAGE FOLLOWS]

1

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[GRANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date of this Pledge Amendment first above written.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

2

Annex 1-A to
Joinder Agreement

Supplemental Information

3

Annex 5 to
Amended and Restated Security Agreement

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT SECURITY AGREEMENT, dated as of                            ,                , by Merisant Company (the “Borrower”) and each of the other entities listed on the signature pages hereof [or which becomes a party hereto pursuant to Section 7.12 of the Amended and Restated Security Agreement referred to below] (each a “Grantor” and, collectively, the “Grantors”), in favor of Credit Suisse (“CS”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, dated as of                                   , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Merisant Worldwide, Inc., the Lenders and Issuers party thereto, CS, as administrative agent for the Lenders and Issuers and as collateral agent for the Lenders and Issuers, and Credit Suisse Securities (USA) LLC and Jefferies Finance LLC as co-arrangers, Credit Suisse Securities (USA) LLC, as bookrunner and Jefferies Finance LLC, as documentation agent, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Security Agreement of even date herewith in favor of the Collateral Agent (as it may be amended, restated, or otherwise modified from time to time, the “Amended and Restated Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1               Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement or in the Amended and Restated Security Agreement and used herein have

1

the meanings given to them in the Credit Agreement or the Amended and Restated Security Agreement.

Section 2               Grant of Security Interest in Copyright Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Copyright Collateral”):

(a)           all of its Copyrights and Copyright Licenses to which it is a party, including those referred to on Schedule I hereto (as such Schedule may be amended from time to time by the addition of Copyrights and Copyright Licenses, subsequently created or acquired, by execution of a supplement in substantially the same form of Exhibit A attached hereto);

(b)           all renewals of the foregoing; and

(c)           all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future infringement of any Copyright or Copyright licensed under any Copyright License.

Section 3               Amended and Restated Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Amended and Restated Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Amended and Restated Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

2

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed: CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

3

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)

	)	ss.

COUNTY OF	)

On this day of                               ,           before me personally appeared                                    , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                                    , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

4

Schedule I
to
Copyright Security Agreement
Copyright Registrations

A.	REGISTERED COPYRIGHTS

Copyright Reg. No. Date

B.	COPYRIGHT APPLICATIONS

C.	COPYRIGHT LICENSES

Name of Agreement, Parties, Date of Agreement

5

Annex 6 to
Amended and Restated Security Agreement

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT, dated as of                            ,                 by Merisant Company (the “Borrower”) and each of the other entities listed on the signature pages hereof [or which becomes a party hereto pursuant to Section 7.12 of the Amended and Restated Security Agreement referred to below] (each a “Grantor” and, collectively, the “Grantors”), in favor of Credit Suisse (“CS”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, dated as of                                   , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Merisant Worldwide, Inc., the Lenders and Issuers party thereto, CS, as administrative agent for the Lenders and Issuers and as collateral agent for the Lenders and Issuers, and Credit Suisse Securities (USA) LLC and Jefferies Finance LLC as co-arrangers, Credit Suisse Securities (USA) LLC, as bookrunner and Jefferies Finance LLC, as documentation agent, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Security Agreement of even date herewith in favor of the Collateral Agent (as it may be amended, restated, or otherwise modified from time to time, the “Amended and Restated Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1               Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement or in the Amended and Restated Security Agreement and used herein have

1

the meanings given to them in the Credit Agreement or the Amended and Restated Security Agreement.

Section 2               Grant of Security Interest in Patent Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Patent Collateral”):

(a)           all of its Patents and Patent Licenses to which it is a party, including those referred to on Schedule I hereto (as such Schedule may be amended from time to time by the addition of Patents and Patent Licenses, subsequently created or acquired, by execution of a supplement in substantially the same form of Exhibit A attached hereto);

(b)           all reissues, continuations or extensions of the foregoing; and

(c)           all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present or future infringement of any Patent or any Patent licensed under any Patent License.

Section 3               Amended and Restated Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Amended and Restated Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patent Collateral made and granted hereby are more fully set forth in the Amended and Restated Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

2

Very truly yours,

[GRANTORS]

By:
Name:
Title:

Accepted and Agreed: CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

3

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)

	)	ss.

COUNTY OF	)

On this day of                               ,           before me personally appeared                                    , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                                    , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

4

Schedule I
to
Patent Security Agreement
Patent Registrations

A.	REGISTERED PATENTS

Patent Reg. No. Date

B.	PATENT APPLICATIONS

C.	PATENT LICENSES

Name of Agreement, Parties, Date of Agreement

5

Annex 7 to
Amended and Restated Security Agreement

TRADEMARK SECURITY AGREEMENT

TRADEMARK SECURITY AGREEMENT, dated as of                            ,                 by Merisant Company (the “Borrower”) and each of the other entities listed on the signature pages hereof or which becomes a party hereto pursuant to Section 7.12 of the Amended and Restated Security Agreement referred to below (each a “Grantor” and, collectively, the “Grantors”), in favor of Credit Suisse (“CS”), as agent for the Secured Parties (as defined in the Credit Agreement referred to below) (in such capacity, the “Collateral Agent”).

WITNESSETH:

WHEREAS, pursuant to the Credit Agreement, dated as of                                   , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Merisant Worldwide, Inc., the Lenders and Issuers party thereto, CS, as administrative agent for the Lenders and Issuers and as collateral agent for the Lenders and Issuers, and Credit Suisse Securities (USA) LLC and Jefferies Finance LLC as co-arrangers, Credit Suisse Securities (USA) LLC, as bookrunner and Jefferies Finance LLC, as documentation agent, the Lenders and the Issuers have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein; and

WHEREAS, the Grantors other than the Borrower are party to the Guaranty pursuant to which they have guaranteed the Obligations; and

WHEREAS, all the Grantors are party to an Amended and Restated Security Agreement of even date herewith in favor of the Collateral Agent (as it may be amended, restated, or otherwise modified from time to time, the “Amended and Restated Security Agreement”) pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers, the Administrative Agent and the Collateral Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Collateral Agent as follows:

Section 1               Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement or in the Amended and Restated Security Agreement and used herein have

1

the meanings given to them in the Credit Agreement or the Amended and Restated Security Agreement.

Section 2               Grant of Security Interest in Trademark Collateral. Each Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations of such Grantor, hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Collateral Agent for the benefit of the Secured Parties, and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in, all of its right, title and interest in, to and under the following Collateral of such Grantor (the “Trademark Collateral”):

(a)           all of its Trademarks and Trademark Licenses to which it is a party, including those referred to on Schedule I hereto (as such Schedule may be amended from time to time by the addition of Trademarks and Trademark Licenses, subsequently created or acquired, by execution of a supplement in substantially the same form of Exhibit A attached hereto);

(b)           all renewals of the foregoing;

(c)           all goodwill of the business connected with the use of, and symbolized by, each Trademark and each Trademark License; and

(d)           all Proceeds of the foregoing, including any claim by Grantor against third parties for past, present, future (i) infringement or dilution of any Trademark or Trademark licensed under any Trademark License or (ii) injury to the goodwill associated with any Trademark or any Trademark licensed under any Trademark License.

Section 3               Amended and Restated Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Amended and Restated Security Agreement and each Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Amended and Restated Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

2

Very truly yours,

[GRANTORS]

By:
Name:
Title:

3

Accepted and Agreed:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

4

ACKNOWLEDGEMENT OF GRANTOR

STATE OF	)

	)	ss.

COUNTY OF	)

On this day of                               ,           before me personally appeared                                    , proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of                                    , who being by me duly sworn did depose and say that he is an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

5

Schedule I
to
Trademark Security Agreement
Trademark Registrations

A.	REGISTERED TRADEMARKS

MarkReg. No. Date

B.	TRADEMARK APPLICATIONS

C.	TRADEMARK LICENSES

Name of Agreement, Parties, Date of Agreement

6

Annex 8 to
Amended and Restated Security Agreement

ACKNOWLEDGMENT AND CONSENT

Reference is made to that certain Amended and Restated Security Agreement (the “Amended and Restated Security Agreement”), dated                        , 2007, made by the Grantors party thereto for the benefit of Credit Suisse, as Collateral Agent.  Capitalized terms used herein but not defined herein have the meanings given them in the Amended and Restated Security Agreement.

The undersigned hereby acknowledges receipt of a copy of the Amended and Restated Security Agreement and agrees for the benefit of the Collateral Agent and the Lenders as follows:

1.             The undersigned will be bound by the terms of the Amended and Restated Security Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

2.             The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.4 of the Amended and Restated Security Agreement and will comply promptly with any requirements thereof.

3.             The terms of Sections 5.3(c) and 5.5 of the Amended and Restated Security Agreement shall apply to the undersigned, mutatis mutandis, with respect to all actions that may be required pursuant to Section 5.3(c) or 5.5 of the Amended and Restated Security Agreement.

MERISANT SPAIN S.L.

By:
Name:
Title:

Address for Notices: [10 South Riverside Plaza, Suite 850 Chicago, IL 60606 Fax: (312) 840-5440]

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